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                                                                    EXHIBIT 7.41

                                POWER OF ATTORNEY

         Know all by these presents, that each of the undersigned hereby constitutes and appoints Harry T. Carneal and Gary M. Goltz, acting jointly or singly, as the undersigned's true and lawful attorney-in-fact or attorneys-in-fact to:

         (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer, director or beneficial owner of common stock of Wickes, Inc. (the "Issuer"), the Statement on Schedule 13D and any amendment(s) thereto in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder;

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Statement on Schedule 13D and any amendment(s) thereto and timely file such Statement and any amendment(s) thereto with the Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grant to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Issuer assuming, any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

         This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file a Statement on Schedule 13D with respect to the undersigned's holdings of and transactions in securities issued by the Issuer, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

                            [Signature pages follow.]

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         IN WITNESS WHEREOF, each of the undersigned has caused this Power of
Attorney to be executed on the date or dates indicated below.

                                     IMAGINE INVESTMENTS, INC.,
                                     a Delaware corporation


                                     By: /s/ Harry T. Carneal
                                        ----------------------------------------
                                     Name:   Harry T. Carneal
                                          --------------------------------------
                                     Title:  Executive Vice President
                                           -------------------------------------
                                     Date: October 24, 2002
                                          --------------------------------------


                                     STONE INVESTMENTS, INC.,
                                     a Delaware corporation


                                     By: /s/ Harry T. Carneal
                                        ----------------------------------------
                                     Name:   Harry T. Carneal
                                          --------------------------------------
                                     Title:  President
                                           -------------------------------------
                                     Date: October 24, 2002
                                          --------------------------------------


                                     STONE CAPITAL, INC.,
                                     a Delaware corporation


                                     By: /s/ Harry T. Carneal
                                        ----------------------------------------
                                     Name:   Harry T. Carneal
                                          --------------------------------------
                                     Title:  President
                                           -------------------------------------
                                     Date: October 24, 2002
                                          --------------------------------------


                                     STONE HOLDINGS, INC.,
                                     a Delaware corporation

                                     By: /s/ Harry T. Carneal
                                        ----------------------------------------
                                     Name:   Harry T. Carneal
                                          --------------------------------------
                                     Title:  President
                                           -------------------------------------
                                     Date: October 24, 2002
                                          --------------------------------------


                                     P.S.F. HOLDINGS LIMITED PARTNERSHIP,
                                     a Texas limited partnership

                                     By:   Winn Holdings, LLC,
                                           a Texas limited liability company,
                                           its general partner


                                     By: /s/ Kathryn Fail Luttrull
                                        ----------------------------------------
                                             Kathryn Fail Luttrull
                                             Sole member

                                     Date: October 24, 2002
                                          --------------------------------------

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                                     THE MARITAL TRUST


                                     By: /s/ James M. Fail
                                        ----------------------------------------
                                          James M. Fail
                                          Trustee

                                     Date: October 24, 2002
                                          --------------------------------------


                                     THE JAMES M. FAIL LIVING TRUST


                                     By: /s/ James M. Fail
                                        ----------------------------------------
                                          James M. Fail
                                          Trustee

                                     Date: October 24, 2002
                                          --------------------------------------


                                     /s/ James M. Fail
                                     -------------------------------------------
                                     James M. Fail

                                     Date: October 24, 2002
                                          --------------------------------------


                                     WINN HOLDINGS, LLC,
                                     a Texas limited liability company


                                     By: /s/ Kathryn Fail Luttrull
                                        ----------------------------------------
                                          Kathryn Fail Luttrull
                                          Sole member

                                     Date: October 24, 2002
                                          --------------------------------------


                                     /s/ Kathryn Fail Luttrull
                                     -------------------------------------------
                                     Kathryn Fail Luttrull

                                     Date: October 24, 2002
                                          --------------------------------------

                                       3